UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                     9/29/03
                Date of Report (Date of earliest event reported)

                               SAFECO CORPORATION
               (Exact name of registrant as specified in Charter)

        WASHINGTON                   1-6563                   91-0742146
    (State or other               (Commission                (IRS Employer
    jurisdiction of               File Number)             Identification No.)
    incorporation)

        Safeco Plaza, Seattle, Washington                 98185
       (Address of principal executive offices)         (Zip Code)

                                 (206) 545-5000
                         (Registrant's telephone number,
                              including area code)

Item 5. Other Events

The following two press releases were filed today by Safeco Corporation.

FOR RELEASE AT 4:10 p.m. EASTERN TIME
SAFECO INVESTOR RELATIONS CONTACT:           Neal Fuller, 206-545-5537
SAFECO MEDIA RELATIONS CONTACT:              Paul Hollie, 206-545-3048




                SAFECO STRENGTHENS WORKERS COMPENSATION RESERVES;
                 ANNOUNCES ESTIMATES OF HURRICANE ISABEL LOSSES

         SEATTLE -- (Sept. 29, 2003) --Following the completion of a previously announced review, Safeco (NASDAQ: SAFC) today strengthened reserves for workers compensation, affecting third-quarter financial results by $0.96 per diluted share.
         Safeco increased loss reserves and allocated loss adjustment expense reserves by $180 million pretax ($117 million after tax). These reserves relate directly to settling and defending claims.
         Nearly 90 percent of these reserves are associated with claims that occurred in 2000 or earlier--the vast majority in large commercial insurance accounts that Safeco has run off its books.
         "We're strengthening these reserves because medical inflation isn't abating--it remains stubbornly high," said Chris Mead, Safeco's chief financial officer.
         "This is coupled with a legal and regulatory environment that makes market conditions unfavorable in California and several other states," she added. "Because of this environment, workers compensation claims are tending to stay open far longer than used to be the case."
         In a related charge, Safeco increased unallocated loss adjustment expense reserves by $25 million pretax ($16 million after tax). These reserves relate to costs required to handle Safeco's workers compensation claims.
         "Workers compensation is a challenge for the entire industry," Mead said. "Safeco has a conservative reserving philosophy. We don't discount reserves, and we constantly monitor trends to help ensure we're adequately reserved."
         Also today, Safeco estimated that customer losses associated with Hurricane Isabel are expected to reach $15 million pretax ($10 million after tax).
         "Including the hurricane, our catastrophe losses are tracking with what we typically experience in the third quarter," Mead said.

         In a separate action, Safeco announced it is focusing on profitably growing its Property & Casualty business, reducing expenses and putting its Life & Investments unit up for sale. Details of that announcement are available at http://www.safeco.com/safeco/news/archive/2003_0929.asp
         Safeco's senior management will discuss both announcements with financial analysts at 10 a.m., Eastern time (7 a.m., Pacific) on Tuesday, Sept.
30. The conference call will be broadcast live on the Internet at http://www.safeco.com/irwebcast, and archived later in the day for replay at the same address.
         Safeco, in business since 1923, is a Fortune 500 company based in Seattle that sells insurance and investment products through independent agents, brokers and financial advisors nationwide. Safeco products help individuals and small businesses protect what they value and secure their financial future. More information about Safeco can be found at www.safeco.com

                                     # # #

--------------------------------------------------------------------------------

                  FORWARD-LOOKING INFORMATION CONTAINED IN THIS
                 NEWS RELEASE IS SUBJECT TO RISK AND UNCERTAINTY

Statements, analysis and other information contained in this news release that relate to anticipated financial performance, business prospects and plans and similar matters are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Statements in this news release that are not historical information are forward-looking. The operations, performance and development of our business are subject to certain risks and uncertainties that may cause actual results to differ materially from those contained in or suggested by the forward-looking statements in this news release. The risks and uncertainties include, but are not limited to:

     o Safeco's ability to successfully divest the Life & Investments operations;

     o    achievement of Safeco's overall expense reduction goals;

     o the ability to obtain rate increases and decline or non-renew underpriced insurance accounts;

     o    achievement of premium targets and profitability;

     o    realization of growth and business retention estimates;

     o success in implementing a new business entry model for personal and commercial lines;

     o success in obtaining regulatory approval of price-tiered products and the use of insurance scores, including credit scores as a component;

     o    the ability to freely enter and exit lines of business;

     o    changes in the mix of Safeco's book of business;

     o    driving patterns;

     o the competitive pricing environment, initiatives by competitors and other changes in competition;

     o weather conditions, including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions;

     o    the   occurrence   of   significant   natural   disasters,   including
          earthquakes;

     o the occurrence of significant man-made disasters, such as the attack on September 11, 2001 or war;

     o the occurrence of bankruptcies that result in losses under surety bonds, investment losses or lower investment income;

     o    the adequacy of loss and benefit reserves for our businesses;

     o the ability to run off the Lloyds of London business without incurring material unexpected charges;

     o    the availability of, pricing of, and ability to collect reinsurance;

     o the ability to price for, exclude and reinsure the risk of loss from terrorism;

     o    interpretation  of  insurance  policy  provisions  by  courts,   court
          decisions regarding coverage and theories of liability, trends in litigation and changes in claims settlement practices;

     o    the outcome of any litigation against us;

     o legislative and regulatory developments affecting the actions of insurers, including requirements regarding rates, application and availability of coverage;

     o the effect of current insurance and credit ratings levels on business production and the effect of negative changes to our ratings;

     o inflationary pressures on medical care costs, auto parts and repair, construction costs and other economic sectors that increase the severity of claims;

     o    availability of bank credit facilities;

     o    use of derivative securities by Safeco Financial Products, Inc.;

     o    fluctuations in interest rates;

     o    performance of financial markets; and

     o    general economic and market conditions.

We assume no obligation to update any forward-looking statements contained in this news release.
----------------------------------------------------------------------------

FOR RELEASE AT 4:05 p.m. EASTERN TIME
SAFECO INVESTOR RELATIONS CONTACT:          Neal Fuller, 206-545-5537
SAFECO MEDIA RELATIONS CONTACT:             Paul Hollie, 206-545-3048



                       SAFECO SETS COURSE FOR FUTURE WITH
                  CLEAR FOCUS ON PROPERTY & CASUALTY INSURANCE
      Announces Intent to Sell Life & Investments Unit and Reduce Expenses

         SEATTLE--(Sept. 29, 2003)--Aiming to be one of the top-performing companies in its sector, Safeco (NASDAQ: SAFC) today unveiled a new corporate structure with a clear focus on delivering Property & Casualty insurance products. As a result, Safeco intends to sell its Life & Investments business unit.
         Safeco is targeting expense reductions of $75 million by the end of 2004 and putting its energy into selling standardized Property & Casualty products through a common network of independent distributors supported by a common sales, service and technology platform.
         "Great companies don't stand still," said Mike McGavick, Safeco chairman and CEO. "We did the hard work in successfully turning our company around and making Safeco competitive again. That was only the first step.
         "We might have been able to cruise along at this level, producing average results quarter after quarter," he added. "But we aspire to be much better than average. We aim to be an extraordinary company--among the leaders in our industry in terms of profit, return to shareholders, premium growth, and agent and customer satisfaction."

Property & Casualty Focus
         "Our new Property & Casualty business model has been delivering superior results across our three largest lines - auto, homeowners and small commercial," McGavick said. "The more energy we invest in this model, the greater the returns."
         McGavick stressed that Safeco is taking these actions now to be more competitive at a time when insurance companies' investment income is depressed due to historically low interest rates, and to position the company for when the positive pricing environment in the Property & Casualty sector peaks.

         "We're making dramatic changes in our company to remove everything that stands in our way of unleashing an aggressive competitor in the property-casualty insurance marketplace," he said.
         "Safeco's best course for the future is to have a strong Property & Casualty focus, delivering nearly all of our products over the same sales and service platform, and through a common network of independent distributors," McGavick added. "We believe this gives Safeco a unique and sustainable market advantage, lowers our distributors' costs, and provides customers with competitively priced products and exceptional service."

Sale of Life & Investments
         To achieve this clear focus on Property & Casualty (P&C) insurance, Safeco placed its Life & Investments (L&I) operation for sale. Safeco has retained Goldman Sachs to assist in the process of seeking a buyer.
         "Most of the proceeds of the sale will be returned to shareholders in the form of a special dividend, a stock repurchase plan, or a combination of the two," McGavick said. A portion of the proceeds will be used to reduce Safeco's debt to a level appropriate with the company's new size, and a small amount may be retained to support ongoing business needs.
         L&I offers life insurance, annuities, mutual funds, employee benefits, group stop-loss medical insurance, and other financial products and services through independent agents, banks and financial advisors.
         In 2002, L&I generated pretax operating earnings of $237.0 million on revenues of nearly $2.0 billion. L&I total assets were $23.2 billion, and its Mutual Funds assets under management were $4.0 billion at the end of the second quarter of 2003.
         "This was an extremely difficult decision given the great contributions of our L&I team and our long history together," McGavick said. "Like P&C, the Life & Investments team operates a terrific business model of its own. L&I will benefit from being part of a company focused on life insurance and asset accumulation."

Expense Reductions
         In Safeco's second-quarter earnings release, the company indicated its expense levels are higher than the best performers in the property-casualty insurance sector. Work is underway across the company to identify inefficiencies and redundancies, with a target of reducing expenses by $75 million by the end of 2004.
         "With our new strategic focus and the planned sale of L&I, there are expense reduction opportunities, especially in our corporate departments," said McGavick. "We intend to be a company that continuously strives for ways to reduce cost, be more effective and produce better results for all stakeholders. A leaner corporate staff allows us to be more competitive."
         By the end of next year, Safeco expects to decrease employment by at least 500 positions (excluding jobs that may be affected by the sale of L&I). This will be managed through a combination of staff reductions and attrition. Most of the reductions will occur in the Seattle area.
         Safeco anticipates a fourth-quarter restructuring charge associated with these expense-reduction efforts.
         "Organizations that focus on customers--Claim, Sales and Service-- are largely unaffected by these job reductions," McGavick stressed. "Our customer base is growing, and we will grow these organizations, as appropriate, to continue providing outstanding customer service.
         "Tackling our expense problem now, during a favorable pricing cycle, positions us for profitable growth when the insurance market becomes more competitive," he added. "Every day we put off this work, more efficient competitors can gain an advantage with lower-priced products. That's why our current expense gap must be addressed now.

Benefit Changes
         The company also is reconfiguring employee and retiree benefit plans to contain spiraling health care costs and bring the plans more in line with those of competitors and most major American corporations.
         At the same time, Safeco is enhancing employee incentive compensation, vacation benefits and the company's 401(k) retirement savings plan.

         "Despite the difficult nature of some of the changes we're announcing today, Safeco remains committed to investing in people," McGavick said. "These benefit changes provide our coworkers with more flexibility and increased earnings potential."

Conference Call with Safeco Senior Management Team
         In a separate news release, Safeco also announced today that it is strengthening workers compensation reserves by $205 million pretax. Details are available at http://www.safeco.com/safeco/news/archive/2003_0925_1.asp
         Safeco's senior management team will discuss both announcements with financial analysts at 10 a.m., Eastern time (7 a.m., Pacific) on Tuesday, Sept.
30. The call will be broadcast live on the Internet at http://www.safeco.com/irwebcast and archived later in the day for replay at the same address.

About Safeco
         Safeco, in business since 1923, is a Fortune 500 company based in Seattle that sells insurance and investment products through independent agents, brokers and financial advisors nationwide. Safeco products help individuals and small businesses protect what they value and secure their financial future. More information about Safeco can be found at www.safeco.com

                                      ####

-------------------------------------------------------------------------------

                  FORWARD-LOOKING INFORMATION CONTAINED IN THIS
                 NEWS RELEASE IS SUBJECT TO RISK AND UNCERTAINTY

Statements, analysis and other information contained in this news release that relate to anticipated financial performance, business prospects and plans and similar matters are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Statements in this news release that are not historical information are forward-looking. The operations, performance and development of our business are subject to certain risks and uncertainties that may cause actual results to differ materially from those contained in or suggested by the forward-looking statements in this news release. The risks and uncertainties include, but are not limited to:

     o Safeco's ability to successfully divest the Life & Investments operations;

     o    achievement of Safeco's overall expense reduction goals;

     o the ability to obtain rate increases and decline or non-renew underpriced insurance accounts;

     o    achievement of premium targets and profitability;

     o    realization of growth and business retention estimates;

     o success in implementing a new business entry model for personal and commercial lines;

     o success in obtaining regulatory approval of price-tiered products and the use of insurance scores, including credit scores as a component;

     o    the ability to freely enter and exit lines of business;

     o    changes in the mix of Safeco's book of business;

     o    driving patterns;

     o the competitive pricing environment, initiatives by competitors and other changes in competition;

     o weather conditions, including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions;

     o    the   occurrence   of   significant   natural   disasters,   including
          earthquakes;

     o the occurrence of significant man-made disasters, such as the attack on September 11, 2001 or war;

     o the occurrence of bankruptcies that result in losses under surety bonds, investment losses or lower investment income;

     o    the adequacy of loss and benefit reserves for our businesses;

     o the ability to run off the Lloyds of London business without incurring material unexpected charges;

     o    the availability of, pricing of, and ability to collect reinsurance;

     o the ability to price for, exclude and reinsure the risk of loss from terrorism;

     o    interpretation  of  insurance  policy  provisions  by  courts,   court
          decisions regarding coverage and theories of liability, trends in litigation and changes in claims settlement practices;

     o    the outcome of any litigation against us;

     o legislative and regulatory developments affecting the actions of insurers, including requirements regarding rates, application and availability of coverage;

     o the effect of current insurance and credit ratings levels on business production and the effect of negative changes to our ratings;

     o inflationary pressures on medical care costs, auto parts and repair, construction costs and other economic sectors that increase the severity of claims;

     o    availability of bank credit facilities;

     o    use of derivative securities by Safeco Financial Products, Inc.;

     o    fluctuations in interest rates;

     o    performance of financial markets; and

     o    general economic and market conditions.

We assume no obligation to update any forward-looking statements contained in this news release.
------------------------------------------------------------------------------

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SAFECO CORPORATION
                                       ---------------------------------
                                       Registrant

Date:   September 29, 2003
                                      /s/ CHRISTINE B. MEAD
                                      -----------------------------------
                                      Christine B. Mead
                                      Senior Vice President,
                                      Chief Financial Officer and Secretary